WPSC — Stand Alone Plan 2,700,000 WP Produced Slabs 300,000 External Slabs Hot Strip Mill 2,954,000 Hot Rolled Shipments 40% 1,056,000 Finishing Operations Value Added Shipments 53% 1,403,000 Secondary 163,000 Total 2,622,000

WPSC — with CSN Alliance January 1, 2007 2,800,000 WP Produced Slabs 700,000 CSN Supplied Slabs Hot Strip Mill 3,400,000 Hot Rolled Shipments 30% 940,000 Finishing Operations Value Added Shipments 65% 2,005,000 Secondary 155,000 Total 3,100,000

WPSC — with CSN Alliance January 1, 2008 2,800,000 WP Produced Slabs 900,000 CSN Supplied Slabs Hot Strip Mill 3,600,000 Hot Rolled Shipments 30% 1,004,000 Finishing Operations Value Added Shipments 65% 2,170,000 Secondary 160,000 Total 3,334,000

WPSC — with CSN Alliance July 1, 2008 2,800,000 WP Produced Slabs 1,324,000 CSN Supplied Slabs Hot Strip Mill 4,000,000 Hot Rolled Shipments 29% 1,080,000 Finishing Operations Value Added Shipments 67% 2,490,000 Secondary 172,000 Total 3,742,000